UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2009

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Advanced Micro Devices, Inc. (“AMD” or the “Company”) appointed Nicholas M. Donofrio as a director effective November 16, 2009. Mr. Donofrio was also appointed to the Nominating and Corporate Governance Committee of the Board.

Mr. Donofrio will receive similar benefits the Company provides to non-employee independent directors, which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2009. On November 16, 2009, Mr. Donofrio was granted 50,000 restricted stock units, which will vest in equal installments on the anniversary of the date of grant over three years.

A copy of the press release announcing Mr. Donofrio’s appointment is attached as Exhibit 99.1 hereto.

Item 7.01.	Regulation FD Disclosure.

The information in this Report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Report.

The following disclosure constitutes a forward-looking statement that is based on current expectations and beliefs and involves numerous risks and uncertainties that could cause actual results to differ materially from expectations. This forward-looking statement should not be relied upon as a prediction of future events as the Company cannot assure you that the events or circumstances reflected in this statement will be achieved or will occur. The forward-looking statement relates to the Company’s expectations relating to depreciation and amortization charges for fiscal year 2010. Material factors and assumptions that were applied in making these forward-looking statements include, without limitation, the following: (1) the expected rate of market growth and demand for the Company’s products and technologies (and the mix thereof); (2) the Company’s expected market share; (3) the Company’s expected product and manufacturing costs and average selling prices; (4) the Company’s overall competitive position and the competitiveness of the Company’s current and future products; (5) the Company’s ability to introduce new products and transition to more advanced manufacturing process technologies, consistent with the Company’s current plans; (6) the Company’s ability to make additional investment in research and development and that such opportunities will be available; and (7) the expected demand for computers. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) that Intel Corporation’s pricing, marketing and rebating programs, product bundling, standard setting, new product introductions or other activities may negatively impact sales; (2) that the Company’s substantial indebtedness could adversely affect the Company’s financial position and prevent it from implementing the Company’s strategy or fulfilling its contractual obligations; (3) that the Company will require additional funding and may be unable to raise sufficient capital, on favorable terms, or at all; (4) that the Company may be unable to maintain the level of investment in research and development that is required to remain competitive; (5) that the Company may be unable to develop, launch and ramp new products and technologies in the volumes required by the market on a timely basis; (6) that the Company may be unable to transition to advanced manufacturing process technologies in a timely and effective way; (7) that there may be unexpected variations in market growth and demand for the Company’s products and technologies in light of the product mix that the Company may have available at any particular time; (8) that demand for computers will be lower than currently expected; (9) that the Company may under-utilize GLOBALFOUNDRIES’ and the Company’s own manufacturing facilities; and (10) the effect of political or economic instability, domestically or internationally, on the Company’s sales or production. For a discussion of the factors that could cause actual results to differ materially from the forward-looking statement in the following disclosure, see the “Risk Factors” section and elsewhere in the Company’s annual report on Form 10-K for the year ended December 27, 2008 and such other risks and uncertainties as detailed in the Company’s other SEC reports and filings. You are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis only. The Company assumes no obligation to update forward-looking statements.

The Company expects AMD Product Company fiscal year 2010 depreciation and amortization expense to be in the range of $340 million to $370 million.

For financial reporting purposes, AMD consolidates the operating results of GLOBALFOUNDRIES Inc. in its results as of March 2, 2009 and created the Foundry segment as of the start of the fiscal year. “AMD Product Company” refers to AMD, excluding the operating results of the Foundry segment and Intersegment eliminations. Intersegment eliminations consist of revenues, cost of sales and profits on inventory between AMD Product Company and the Foundry segment. AMD is providing the financial information for AMD Product Company because it believes it is important for investors to have visibility into AMD’s financial results excluding the Foundry segment and Intersegment eliminations and to better understand AMD’s financial results absent the requirement to consolidate the financial results of GLOBALFOUNDRIES.

Item 8.01.	Other Events.

On November 18, 2009, pursuant to the Indenture dated October 29, 2004, between the Company and Wells Fargo Bank, National Association, as Trustee (the “Indenture”), relating to the 7.75% Senior Notes Due 2012 (the “Notes”), the Company announced that it notified the holders of the Notes that on December 18, 2009 the Company will redeem all outstanding principal amount of the Notes (as of November 18, 2009, $390 million), at a redemption price of 101.938% of the principal amount outstanding plus accrued and unpaid interest, if any, on that principal amount to, but excluding, the redemption date. A copy of the press release is attached as Exhibit 99.2 hereto.

On November 18, 2009, the Company announced a proposed private offering of $500 million of senior notes to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.3 hereto.

On November 18, 2009, the Company announced the commencement of a cash tender offer for up to $1,000,000,000 in aggregate principal amount of its outstanding 5.75% Convertible Senior Notes due 2012. A copy of the press release is attached as Exhibit 99.4 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 17, 2009.

99.2	Press Release dated November 18, 2009.

99.3	Press Release dated November 18, 2009.

99.4	Press Release dated November 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2009	ADVANCED MICRO DEVICES, INC.

	By:	/S/ PATRICIA K. WELLS
	Name:	Patricia K. Wells
	Title:	Corporate Vice President, Staff Operations, and Corporate Secretary

Exhibit Index.

Exhibit No.	Description

99.1	Press Release dated November 17, 2009.

99.2	Press Release dated November 18, 2009.

99.3	Press Release dated November 18, 2009.

99.4	Press Release dated November 18, 2009.